                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported) June 30, 1998
                                                          -------------
                               China Pacific, Inc.
          -------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                     Nevada
                 -----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

            0-26232                                 87-0429945
    -----------------------              ---------------------------------
    (Commission File Number)             (IRS Employer Identification No.)

       Room 2008, Sun Hung Kai Centre, 30 Harbour Road, Wanchai, Hong Kong
 ------------------------------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code 852 2802 3068
                                                           -------------

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

        On June 30, 1998, Mr. Clement Mak Shiu Tong resigned from his positions as Chief Executive Officer and Chairman of the Board of Directors of China Pacific, Inc. (the "Company"), in order to pursue other interests. Ms. Flora Yuk-Ching Cheng has been named as interim Chief Executive Officer of the Company by the Board of Directors.

ITEM 7. EXHIBITS.

        Press release dated July 6, 1998.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                China Pacific, Inc.
                                        ----------------------------------------
                                                    (Registrant)

Date          July 7, 1998              By: /s/ Cheng Yuk Ching, Flora
      ----------------------------      ----------------------------------------
                                            Cheng Yuk Ching, Flora
                                            Chief Executive Officer,
                                            Vice President and Secretary

                                 EXHIBIT INDEX

Exhibit No.            Description
-----------            -----------
99.A                   Press Release